UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2007

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation )	0-22462 (Commission File Number)	16-1445150 (IRS Employer Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)

(716) 826-6500
(Registrant’s telephone number, including area code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01 Regulation FD Disclosure
On April 25, 2007, the registrant announced its financial results for the quarter ended March 31, 2007, and certain other information. A copy of the registrant’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.
Exhibit 99.1 is incorporated by reference under this Item 7.01.
The registrant hosted its first quarter 2007 earnings conference call on April 26, 2007, during which the registrant presented information regarding its earnings for the quarter ended March 31, 2007, together with certain other information. Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, the registrant hereby furnishes a script of the first quarter earnings conference call as Exhibit 99.2 to this report.
Exhibit 99.2 is incorporated by reference under this Item 7.01.
ITEM 9.01  Financial Statements and Exhibits
a.	Financial Statements of Businesses Acquired - Not Applicable

b.	Pro Forma Financial Information - Not Applicable

c.	Shell Company Transactions - Not Applicable

d.	Exhibits

Exhibit 99.1	Press Release dated April 25, 2007
Exhibit 99.2	Script of First Quarter Earnings Conference Call hosted April 26, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 26, 2007

GIBRALTAR INDUSTRIES, INC.
/s/ David W. Kay
Name:	David W. Kay
Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 25, 2007

Exhibit 99.2	Script of First Quarter Earnings Conference Call hosted April 26, 2007